                     Annual Report
-------------------------------------------------------
                   Premier New York
-------------------------------------------------------
                  Municipal Bond Fund
-------------------------------------------------------

Premier New York Municipal Bond Fund
-------------------------------------------------------------
Letter to Shareholders

Dear Shareholder:
      We are pleased to provide you with this report on the Premier New York Municipal Bond Fund. For its annual reporting period ending November 30, 1996 your Fund produced total returns of 5.17% for Class A shares, 4.61% for Class B shares and 4.43% for Class C shares.* Income dividends exempt from Federal, New York State and New York City personal income taxes of approximately $.730, $.652 and $.617 per share were paid for Class A, Class B and Class C shares, respectively.** This is equivalent to an annualized tax-free distribution rate per share of 4.65% for Class A shares, 4.35% for Class B shares and 4.11% for Class C shares.***

THE ECONOMY
      For much of the year, investors were fearful that inflation would accelerate should tightening labor markets lead to pressure to increase wages and, ultimately, higher prices. This was of particular concern earlier in the year because of the robust rate of new job growth at that time. More specifically, it was expected that signs of any potential upsurge in inflation would cause the Federal Reserve Board's Open Market Committee (the "Fed") to tighten monetary policy. However, during the summer, the economy's growth rate slowed by more than half of its 4.7% growth rate in the second quarter. The pace of job creation also slowed, reducing the likelihood that the tightening employment market would lead to inflation-inducing wage increases. About 150,000 jobs per month over the past three months have been added to the employment rolls compared to an average rate of over 250,000 during the spring and early summer months. The unemployment rate has declined all year (the rate is now at 5.2%, near a seven-year low), yet wage increases have remained under control. The Employment Cost Index, a broad measure of wage and benefit growth, has risen a modest 2.8% over the past year, about the same as the year before when the Index increased 2.7%. Inflation has remained subdued throughout the reporting period. The Consumer Price Index continues to show an inflation level at an annual rate of 3%, while the Producer Price Index shows scant evidence of price pressures in the production pipeline. The Fed has held short-term interest rates steady since January, when it reduced its Federal Funds target rate to 5.25% from 5.5%. (The Federal Funds rate is the rate that banks charge each other for overnight loans.)
         With both low unemployment and low inflation, measures of consumer confidence remain high. The Index of Leading Economic Indicators, an index compiled by the Conference Board (a private economic research group) has reached record high levels every month since June. Retail sales show signs of moderate expansion after having slowed over the summer when consumers paid off more credit card debt than they borrowed. On the production side of the economy, output from the nation's factories has slowed somewhat from its pace earlier in the year. With a capacity utilization rate of under 83%, there appears to be little indication of any production bottlenecks that could lead to shortages and higher prices.

MARKET ENVIRONMENT
   The municipal bond market, like its taxable counterparts, has been buffeted by unprecedented price volatility during the past year. The market continues to focus on the periodic releases of key economic data, and this has resulted in large and dramatic swings in bond prices and yields. The 30-year U.S. Treasury bond fluctuated around the 7% level until mid-October when the market established a new trading range as the Treasury bond market rallied to a 6.45% yield. The municipal market was able to stabilize aided by strong retail support reflected in strengthening demand for municipal bonds.
   The decision of the Federal Reserve's Open Market Committee to maintain a hands-off policy toward interest rates has enabled the fixed-income markets to turn in a strong performance during the fourth quarter. Currently, the market has settled into a trading range with a bias towards lower rates and we anticipate that this environment will continue through year-end.

THE PORTFOLIO
   The Fund's ongoing focus has been to improve the call protection and structure of the Fund. During the past six months we moved out of the defensive positions that had been put in place during earlier periods of volatility. The Fund has continued to sell short-call, current-coupon paper and reinvest in liquid discount bonds with 10 year or longer calls. This strategy was successful, helping the Fund on a total return basis. At this juncture, we do not see inflation becoming a problem and we will continue this approach. In a state-specific fund, the ongoing challenge is to provide meaningful diversification. New York's new issue supply tends to come at specific times during the year, and then we will have long periods when paper is scarce. Therefore, we try to take advantage of the heavy supply periods, since often, heavy supply will provide some attractive buying opportunities.
   Included in this report is a series of detailed statements about your Fund's holdings and its financial condition. We hope they are informative. Please know that we greatly appreciate your continued confidence in the Fund and in the Dreyfus Corporation.



                                   Very truly yours,




                                   Richard J. Moynihan
                                   Director, Municipal Portfolio Management
                                   The Dreyfus Corporation

December 20, 1996
New York, N.Y.


  *Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales load in the case of Class A shares or the contingent deferred sales charge imposed on redemptions in the case of Class B and Class C shares.
 **Some income may be subject to the Federal Alternative Minimum Tax (AMT) for certain shareholders.
***Distribution rate per share is based upon dividends per share paid from net investment income during the period (annualized), divided by the maximum offering price at the end of the period in the case of Class A shares or net asset value per share in the case of Class B and Class C shares, at the end of the period.

GRAPH IN PRESIDENT'S LETTER OF ANNUAL REPORT

COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT
IN PREMIER NEW YORK MUNICIPAL BOND FUND CLASS A
SHARES AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX


EXHIBIT A:

                                                PREMIER
                                               NEW YORK
   PERIOD     LEHMAN BROTHERS                  MUNICIPAL
                 MUNICIPAL                     BOND FUND
                BOND INDEX *                (CLASS A SHARES)

  12/31/86        10,000                        9,547
  11/30/87        10,005                        8,998
  11/30/88        11,069                        10,214
  11/30/89        12,288                        11,463
  11/30/90        13,234                        12,142
  11/30/91        14,592                        13,676
  11/30/92        16,055                        15,151
  11/30/93        17,835                        17,144
  11/30/94        16,898                        15,814
  11/30/95        20,091                        19,125
  11/30/96        21,272                        20,113


*Source: Lehman Brothers

Average Annual Total Returns


                        Class A Shares                                              Class B Shares
__________________________________________________________    __________________________________________________________
                                                                                                        % Return Reflecting
                                                % Return                                                Applicable Contingent
                                               Reflecting                                  % Return        Deferred Sales
                         % Return Without    Maximum Initial                               Assuming No      Charge Upon
Period Ended 11/30/96      Sales Charge     Sales Charge (4.5%)     Period Ended 11/30/96  Redemption       Redemption*
____________________      ______________    ________________        ____________________   __________     ________________

1 Year                         5.17%           0.46%           1 Year                     4.61%             0.61%
5 Years                        8.02            7.03            From Inception (1/15/93)   6.65              6.00
From Inception (12/31/86)      7.80            7.30
                        Class C Shares
__________________________________________________________
                                          % Return Reflecting
                                         Applicable Contingent
                           % Return         Deferred Sales
                           Assuming          Charge Upon
Period Ended 11/30/96    No Redemption       Redemption**
____________________     ____________     __________________
1 Year                         4.43%           3.43%
From Inception (9/11/95)       6.27            6.27

Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A shares of Premier New York Municipal Bond Fund on 12/31/86 (Inception Date) to a
$10,000 investment made in the Lehman Brothers Municipal Bond Index on that date. All dividends and capital gain distributions are reinvested.
Performance for Class B and Class C shares will vary from the performance of Class A shares shown above due to differences in charges and expenses.
The Fund invests primarily in New York municipal securities and its performance shown in the line graph takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses. Unlike the Fund, the Lehman Brothers Municipal Bond Index is an unmanaged total return performance benchmark for the long-term, investment grade, geographically unrestricted tax exempt bond market, calculated by using municipal bonds selected to be representative of the municipal market overall.
 The Index does not take into account charges, fees and other expenses. Also, unlike the Fund which principally limits investments to New York municipal obligations, the Index is not state specific. These factors can contribute to the Index potentially outperforming the Fund. Further information relating to Fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the Prospectus and elsewhere in this report.
* The maximum contingent deferred sales charge for Class B shares is 4% and is reduced to 0% after six years.
**The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.


Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments                          November 30, 1996

                                                                                  Principal
Long-Term Municipal Investments--98.5%                                              Amount              Value
----------------------------------------------------------------------------    --------------    ----------------
New York--93.6%
Albany Industrial Development Agency, Lease Revenue:
   (New York State Assembly Building Project) 7.75%, 1/1/2010................    $ 1,000,000        $ 1,108,030
   (New York State Department of Health Building Project) 7.25%, 10/1/2010...      1,455,000          1,565,856
Metropolitan Transportation Authority:
   Commuter Facilities Revenue:
     6.125%, 7/1/2014 (Insured; MBIA)........................................      2,990,000          3,175,380
     Service Contract 7.50%, 7/1/2016 (Prerefunded 7/1/2000) (a).............      1,350,000          1,523,313
   Transit Facilities Revenue 6%, 7/1/2016 (Insured; FSA)....................      3,000,000          3,167,970
Municipal Assistance Corp. for the City of New York, Refunding 5.50%, 7/1/2007     2,250,000          2,363,242
New York City:
   6.75%, 2/1/2009...........................................................      3,000,000          3,258,360
   5.875%, 8/15/2016.........................................................      4,900,000          4,843,160
   6%, 2/15/2020.............................................................      4,500,000          4,485,555
   6.625%, 8/1/2025..........................................................      5,090,000          5,351,982
   Refunding:
     6.375%, 8/1/2004........................................................      1,000,000          1,065,150
     5.875%, 8/1/2024........................................................      4,000,000          3,908,760
New York City Housing Development Corp., MFHR, Refunding 5.625%, 5/1/2012....      1,500,000          1,499,160
New York City Industrial Development Agency:
   Civic Facility Revenue (YMCA of Greater New York Project) 8%, 8/1/2016....      1,500,000          1,617,435
   Special Facility Revenue (American Airlines Inc. Project) 6.90%, 8/1/2024.      2,000,000          2,170,640
New York City Municipal Water Finance Authority, Water and Sewer Systems Revenue:
   5.50%, 6/15/2019 (Insured; MBIA)..........................................      4,000,000          3,946,480
   5.875%, 6/15/2026 (Insured; MBIA).........................................      2,500,000          2,537,200
   Refunding:
     6%, 6/15/2010...........................................................      4,100,000          4,426,319
     5.50%, 6/15/2023........................................................      3,870,000          3,819,342
New York City Trust, Cultural Resources Revenue (New York Botanical Gardens)
   5.80%, 7/1/2026 (Insured; MBIA)...........................................      2,000,000          2,043,540
State of New York 5.625%, 10/1/2020..........................................      7,265,000          7,317,163
New York State Dormitory Authority, Revenues:
   (Consolidated City University System):
     5.75%, 7/1/2007 (Insured; AMBAC)........................................      3,150,000          3,373,020
     5.75%, 7/1/2009 (Insured; AMBAC)........................................      3,000,000          3,195,180
     7.625%, 7/1/2020 (Prerefunded 7/1/2000) (a).............................        750,000            849,382
     Refunding:
       5.50%, 7/1/2016 (Insured; AMBAC)......................................      2,200,000          2,200,814
       5.625%, 7/1/2016......................................................      4,000,000          4,018,680
   Court Facilities Lease 5.50%, 5/15/2010...................................      2,100,000          2,070,516
   (State University Educational Facilities):
     7.70%, 5/15/2012 (Prerefunded 5/15/2000) (a)............................      1,000,000          1,131,200
     6.75%, 5/15/2021 (Prerefunded 5/15/2002) (a)............................      3,400,000          3,849,208

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          November 30, 1996

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
----------------------------------------------------------------------------    --------------    ----------------
New York (continued)
New York State Dormitory Authority, Revenues (continued):
   (State University Educational Facilities) (continued):
     Refunding:
       5.375%, 5/15/2007 (Insured; FGIC).....................................    $ 6,000,000        $ 6,298,620
       5.25%, 5/15/2010......................................................      5,870,000          5,696,307
       5.875%, 5/15/2011 (Insured; FGIC).....................................      5,000,000          5,374,300
New York State Energy Research and Development Authority,
   Electric Facilities Revenue:
     (Consolidated Edison Co. Project):
       7.25%, 11/1/2024......................................................      1,250,000          1,316,463
       7.125%, 12/1/2029.....................................................      5,000,000          5,661,850
     (Long Island Lighting Co. Project) 7.15%, 2/1/2022......................      2,585,000          2,672,192
New York State Environmental Facilities Corp.:
   PCR (Pilgrim State Sewer Project) 6.30%, 3/15/2016........................      3,000,000          3,251,580
   SWDR (Occidental Petroleum Corp. Project)
     6.10%, 11/1/2030 (Guaranteed; Occidental Petroleum Corp.)...............      1,000,000          1,000,100
New York State Housing Finance Agency, Revenue:
   Health Facilities, Refunding (New York City):
     7.90%, 11/1/1999........................................................        760,000            808,154
     6%, 11/1/2007...........................................................      4,000,000          4,132,520
   Housing Project Mortgage, Refunding 6.10%, 11/1/2015 (Insured; FSA).......      2,000,000          2,062,980
   Service Contract Obligation 7.30%, 3/15/2021 (Prerefunded 9/15/2001) (a) .      1,000,000          1,146,120
New York State Local Government Assistance Corp. Sales Tax Revenue:
   5.375%, 4/1/2014..........................................................      3,870,000          3,828,862
   5%, 4/1/2023..............................................................      2,000,000          1,852,420
   Refunding 5.375%, 4/1/2019................................................      4,000,000          3,928,240
New York State Medical Care Facilities Finance Agency, Insured Mortgage Revenue:
   6.05%, 2/15/2015 (Insured; FHA)...........................................      3,000,000          3,079,380
   Hospital and Nursing Home 7.45%, 8/15/2031 (Insured; FHA).................      1,000,000          1,104,780
   (Saint Luke's Roosevelt Hospital Center):
     7.45%, 2/15/2029 (Insured; FHA) (Prerefunded 2/15/2000) (a).............        500,000            557,445
     Refunding 5.60%, 8/15/2013 (Insured; FHA)...............................      3,000,000          3,028,110
New York State Mortgage Agency, Homeownership Mortgage Revenue:
   6.45%, 10/1/2020..........................................................      2,680,000          2,751,904
   8.05%, 4/1/2022...........................................................        545,000            577,188
New York State Power Authority, Revenue and General Purpose
   7%, 1/1/2018 (Prerefunded 1/1/2010) (a)...................................      1,940,000          2,287,726
New York State Thruway Authority:
   Highway and Bridge Trust Fund, Revenue 5.25%, 4/1/2014 (Insured; AMBAC)...      4,000,000          3,957,080
   Service Contract Revenue (Local Highway and Bridge):
     7.25%, 1/1/2010 (Prerefunded 1/1/2001) (a)..............................      1,000,000          1,125,690
     5.75%, 4/1/2016.........................................................      2,000,000          2,002,300

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Investments (continued)                          November 30, 1996

                                                                                  Principal
Long-Term Municipal Investments (continued)                                         Amount              Value
----------------------------------------------------------------------------    --------------    ----------------
New York (continued)
New York State Urban Development Corp., Revenue:
   (Alfred Technology Resources Inc. Project)
     7.875%, 1/1/2020 (Prerefunded 1/1/2000) (a).............................    $ 1,000,000        $ 1,122,340
   Correctional Capital Facilities:
     6.10%, 1/1/2011.........................................................      4,000,000          4,100,240
     5.375%, 1/1/2025........................................................      5,000,000          4,743,300
     Refunding 6.50%, 1/1/2011 (Insured; FSA)................................      3,190,000          3,619,246
   (Onondaga County Convention Project) 7.875%, 1/1/2020
     (Prerefunded 1/1/2001) (a)..............................................      1,475,000          1,700,926
   Local or Guaranteed Housing, Refunding 5.50%, 7/1/2016....................      3,550,000          3,590,790
Port Authority of New York and New Jersey, Port Airport and Marina Revenue
   (Consolidated One Hundred Fifth Series) 5.50%, 9/1/2014 (Insured; MBIA)...      2,500,000          2,506,000
Rensselaer County Industrial Development Agency, IDR (Albany International Corp.)
   7.55%, 6/1/2007 (LOC; Norstar Bank) (b)...................................      1,500,000          1,735,110
Triborough Bridge and Tunnel Authority:
   (Convention Center Project) 7.25%, 1/1/2010...............................      1,000,000          1,160,180
   Revenue:
     6%, 1/1/2012............................................................      2,000,000          2,177,820
     5.20%, 1/1/2022.........................................................      1,620,000          1,574,591
     5.20%, 1/1/2027.........................................................      1,900,000          1,834,108
   Special Obligation 6.25%, 1/1/2012 (Insured; AMBAC).......................      4,000,000          4,256,600
U.S. Related--4.9%
Guam Airport Authority, Airport Revenue 6.70%, 10/1/2023.....................      2,000,000          2,080,140
Puerto Rico Industrial Medical Educational and Environmental Pollution Control
   Facilities Financing Authority, HR, Refunding (Saint Luke's Hospital Project)
   6.25%, 6/1/2010...........................................................      1,100,000          1,149,830
Puerto Rico Public Buildings Authority, Revenue:
   (Government Facilities)
     6.25%, 7/1/2011 (Insured; AMBAC, Guaranteed; Commonwealth of Puerto Rico)     3,875,000          4,348,641
   Public Education and Health Facilities, Refunding
     5.70%, 7/1/2009 (Guaranteed; Commonwealth of Puerto Rico)...............      2,235,000          2,344,135
                                                                                                  -------------
TOTAL LONG-TERM MUNICIPAL INVESTMENTS
   (cost $188,889,578).......................................................                      $199,428,345
                                                                                                  =============

Short-Term Municipal Investments--1.5%
------------------------------------------------------------------------
New York;
Port Authority of New York and New Jersey, Special Obligation Revenue, VRDN
   4.10% (SBPA; Morgan Guaranty Trust Co.) (c)
   (cost $3,000,000).........................................................   $  3,000,000     $    3,000,000
                                                                                                  =============
TOTAL INVESTMENTS--100.0%
   (cost $191,889,578).......................................................                      $202,428,345
                                                                                                  =============

Premier New York Municipal Bond Fund
--------------------------------------------------------------------------


Summary of Abbreviations
--------------------------------------------------------------------------
AMBAC      American Municipal Bond Assurance Corporation    MBIA       Municipal Bond Investors Assurance
FGIC       Financial Guaranty Insurance Company                          Insurance Corporation
FHA        Federal Housing Administration                   MFHR       Multi-Family Housing Revenue
FSA        Financial Security Assurance                     PCR        Pollution Control Revenue
HR         Hospital Revenue                                 SBPA       Standby Bond Purchase Agreement
IDR        Industrial Development Revenue                   SWDR       Solid Waste Disposal Revenue
LOC        Letter of Credit                                 VRDN       Variable Rate Demand Notes



Summary of Combined Ratings (Unaudited)
--------------------------------------------------------------------------------
Fitch (d)          or          Moody's           or           Standard & Poor's         Percentage of Value
------                         --------                       ----------------          ------------------
AAA                            Aaa                            AAA                                37.8%
AA                             Aa                             AA                                  8.4
A                              A                              A                                  26.4
BBB                            Baa                            BBB                                23.3
BB                             Ba                             BB                                  1.3
F1                             MIG1                           SP1                                 1.5
Not Rated (e)                  Not Rated (e)                  Not Rated (e)                       1.3
                                                                                                -------
                                                                                                100.0%
                                                                                                =======

Notes to Statement of Investments:
--------------------------------------------------------------------------------
(a) Bonds which are prerefunded are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the municipal issue and to retire the bonds in full at the earliest refunding date.
(b) Secured by letters of credit.
(c) Securities payable on demand. The interest rate, which is subject to change, is based upon bank prime rates or an index of market interest rates.
(d) Fitch
    currently provides creditworthiness information for a limited number of investments.
(e) Securities which, while not rated by Fitch, Moody's and Standard & Poor's, have been determined by the Manager to be of comparable quality to those rated securities in which the Fund may invest.



                       See notes to financial statements.

Premier New York Municipal Bond Fund
--------------------------------------------------------------------------------
Statement of Assets and Liabilities                           November 30, 1996

                                                                                       Cost            Value
                                                                                   -------------   -------------
ASSETS:           Investments in securities--See Statement of Investments.....     $191,889,578     $202,428,345
                  Cash........................................................                         6,282,775
                  Receivable for investment securities sold...................                         7,113,785
                  Interest receivable.........................................                         3,291,903
                  Receivable for shares of Beneficial Interest subscribed.....                            80,538
                  Prepaid expenses............................................                            15,269
                                                                                                   -------------
                                                                                                     219,212,615
                                                                                                   -------------


LIABILITIES:      Due to The Dreyfus Corporation..............................                            93,005
                  Due to Distributor..........................................                            71,603
                  Payable for investment securities purchased.................                        11,444,070
                  Payable for shares of Beneficial Interest redeemed..........                           235,858
                  Accrued expenses............................................                            78,117
                                                                                                   -------------
                                                                                                      11,922,653
                                                                                                   -------------


NET ASSETS....................................................................                      $207,289,962
                                                                                                   =============


REPRESENTED BY:   Paid-in capital.............................................                      $195,849,297
                  Accumulated net realized gain (loss) on investments.........                           901,898
                  Accumulated net unrealized appreciation (depreciation)
                    on investments--Note 3....................................                        10,538,767
                                                                                                   -------------


NET ASSETS.....................................................................                     $207,289,962
                                                                                                   =============

                            NET ASSET VALUE PER SHARE
                           ---------------------------

                                                                          Class A         Class B       Class C
                                                                       -------------   ------------   ----------
Net Assets.......................................................      $135,412,690     $71,392,104    $485,168
Shares Outstanding...............................................         9,063,409       4,777,710      32,461
NET ASSET VALUE PER SHARE........................................            $14.94          $14.94      $14.95
                                                                             ======          ======      ======


                       See notes to financial statements.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Operations                            Year Ended November 30, 1996


INVESTMENT INCOME

INCOME                        Interest Income..................................                                 $12,294,470


EXPENSES:                     Management fee--Note 2(a)........................                $ 1,146,191
                              Shareholder servicing costs--Note 2(c)...........                    646,609
                              Distribution fees--Note 2(b).....................                    348,335
                              Professional fees................................                     47,393
                              Custodian fees...................................                     22,102
                              Prospectus and shareholders' reports.............                     18,245
                              Trustees' fees and expenses--Note 2(d)...........                     15,275
                              Registration fees................................                     11,423
                              Miscellaneous....................................                     17,962
                                                                                              ------------
                                   Total Expenses..............................                                   2,273,535
                                                                                                               ------------
INVESTMENT INCOME--NET.........................................................                                  10,020,935

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--Note 3:

                              Net realized gain (loss) on investments.........                 $  948,259
                              Net unrealized appreciation (depreciation) on investments        (1,028,664)
                                                                                             ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS........................                                      (80,405)
                                                                                                               ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................                                 $  9,940,530
                                                                                                               ============



                       See notes to financial statements.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets

                                                                               Year Ended         Year Ended
                                                                            November 30, 1996  November 30, 1995
                                                                          ------------------  ------------------
OPERATIONS:
  Investment income--net................................................    $  10,020,935     $  10,398,309
  Net realized gain (loss) on investments...............................          948,259           452,878
  Net unrealized appreciation (depreciation) on investments.............       (1,028,664)       26,991,860
                                                                            -------------     -------------

      Net Increase (Decrease) in Net Assets Resulting from Operations...        9,940,530        37,843,047
                                                                            -------------     -------------
DIVIDENDS TO SHAREHOLDERS FROM:
  Investment income--net:
    Class A shares......................................................       (6,921,593)       (7,565,208)
    Class B shares......................................................       (3,093,704)       (2,833,091)
    Class C shares......................................................           (5,638)              (10)
                                                                            -------------     -------------
      Total Dividends...................................................      (10,020,935)      (10,398,309)
                                                                            -------------     -------------
BENEFICIAL INTEREST TRANSACTIONS:
  Net proceeds from shares sold:
    Class A shares......................................................       11,521,767         9,960,037
    Class B shares......................................................       10,872,905        12,795,103
    Class C shares......................................................          473,073             1,000
  Dividends reinvested:
    Class A shares......................................................        5,056,435         5,506,451
    Class B shares......................................................        2,351,435         2,200,257
    Class C shares......................................................            4,027                10
  Cost of shares redeemed:
    Class A shares......................................................      (27,212,542)      (26,739,496)
    Class B shares......................................................       (8,777,575)       (9,034,959)
                                                                            -------------     -------------
      Increase (Decrease) in Net Assets from Beneficial Interest
        Transactions                                                           (5,710,475)       (5,311,597)
                                                                            -------------     -------------
        Total Increase (Decrease) in Net Assets.........................       (5,790,880)       22,133,141

NET ASSETS:
  Beginning of Period...................................................      213,080,842       190,947,701
                                                                            -------------     -------------
  End of Period.........................................................     $207,289,962      $213,080,842
                                                                            =============     =============

                    See notes to financial statements.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Statement of Changes in Net Assets (continued)


                                                                                           Shares
                                                                          ---------------------------------------
                                                                               Year Ended         Year Ended
                                                                            November 30, 1996  November 30, 1995
                                                                          ------------------  ------------------
CAPITAL SHARE TRANSACTIONS:

  Class A
  -------
  Shares sold...........................................................        786,787            698,060
  Shares issued for dividends reinvested................................        345,086            386,165
  Shares redeemed.......................................................     (1,861,748)        (1,893,114)
                                                                             ----------         ----------
      Net Increase (Decrease) in Shares Outstanding.....................       (729,875)          (808,889)
                                                                             ==========         ==========
  Class B
  -------
  Shares sold...........................................................        740,327            893,122
  Shares issued for dividends reinvested................................        160,501            154,097
  Shares redeemed.......................................................       (601,695)          (637,271)
                                                                             ----------         ----------
      Net Increase (Decrease) in Shares Outstanding.....................        299,133            409,948
                                                                             ==========         ==========

  Class C*
  -------
  Shares sold...........................................................         32,116                 68
  Shares issued for dividends reinvested................................            276                  1
                                                                             ----------         ----------
      Net Increase (Decrease) in Shares Outstanding.....................         32,392                 69
                                                                             ==========         ==========

------------------------
* From September 11, 1995 (commencement of initial offering) to November 30,
1995.


                       See notes to financial statements.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.


                                                                                    Class A Shares
                                                           ------------------------------------------------------------------
                                                                                 Year Ended November 30,
                                                           ------------------------------------------------------------------
PER SHARE DATA:                                                  1996        1995       1994        1993       1992
                                                                 ------      ------     ------      ------     ------
   Net asset value, beginning of period...............           $14.93      $13.01     $14.97      $13.97     $13.56
                                                                 ------      ------     ------      ------     ------
   Investment Operations:
   Investment income--net.............................              .73         .75        .75         .80        .86
   Net realized and unrealized gain (loss)
      on investments..................................              .01        1.92      (1.86)       1.00        .56
                                                                 ------      ------     ------      ------     ------
         Total from Investment Operations.............              .74        2.67      (1.11)       1.80       1.42
                                                                 ------      ------     ------      ------     ------
   Distributions:
   Dividends from investment income--net...............            (.73)       (.75)      (.75)       (.80)      (.86)
   Dividends from net realized gain on investments....               --          --       (.10)        --        (.15)
                                                                 ------      ------     ------      ------     ------
         Total Distributions..........................             (.73)       (.75)      (.85)       (.80)     (1.01)
                                                                 ------      ------     ------      ------     ------
   Net asset value, end of period.....................           $14.94      $14.93     $13.01      $14.97     $13.97
                                                                 ======      ======     ======      ======     ======
TOTAL INVESTMENT RETURN*..............................             5.17%      20.93%     (7.76%)     13.16%     10.79%

RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets............              .92%        .94%       .89%        .78%       .72%
   Ratio of net investment income
      to average net assets...........................             4.99%       5.27%      5.25%       5.41%      6.16%
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..............              --          --         .04%        .18%       .34%
   Portfolio Turnover Rate............................            53.74%      74.11%     31.76%      19.55%     12.55%
   Net Assets, end of period (000's Omitted)..........         $135,413    $146,207   $137,978    $164,046   $108,247

-----------------------------------------
* Exclusive of sales load.


                        See notes to financial statments.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                           Class B Shares
                                                       ----------------------------------------------------
                                                                      Year Ended November 30,
                                                       ----------------------------------------------------
PER SHARE DATA:                                            1996           1995          1994          1993(1)
                                                          ------        ------         ------         ------
   Net asset value, beginning of period...........         $14.93        $13.02         $14.97         $14.04
                                                           ------        ------         ------         ------
   Investment Operations:
   Investment income--net.........................            .65           .67            .67            .62
   Net realized and unrealized gain (loss)
      on investments..............................            .01          1.91          (1.85)           .93
                                                           ------        ------         ------         ------
         Total from Investment Operations.........            .66          2.58          (1.18)          1.55
                                                           ------        ------         ------         ------
   Distributions:
   Dividends from investment income--net...........          (.65)         (.67)          (.67)          (.62)
   Dividends from net realized gain on investments           --             --            (.10)          --
                                                           ------        ------         ------         ------
         Total Distributions......................           (.65)         (.67)          (.77)          (.62)
                                                           ------        ------         ------         ------
   Net asset value, end of period.................         $14.94        $14.93         $13.02         $14.97
                                                           ======        ======         ======         ======
TOTAL INVESTMENT RETURN(2)........................           4.61%        20.20%         (8.20%)        12.78%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets........           1.44%         1.46%          1.44%          1.34%(3)
   Ratio of net investment income
      to average net assets.......................           4.45%         4.72%          4.70%          4.41%(3)
   Decrease reflected in above expense ratios
      due to undertakings by the Manager..........            --            --             .04%           .16%(3)
   Portfolio Turnover Rate........................          53.74%        74.11%         31.76%         19.55%
   Net Assets, end of period (000's Omitted)......        $71,392       $66,873        $52,970        $45,101

-----------------
(1) From January 15, 1993 (commencement of initial offering) to November 30,
    1993.
(2) Exlusive of sales load.
(3) Annualized.



                       See notes to financial statements.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Financial Highlights (continued)

   Contained below is per share operating performance data for a share of Beneficial Interest outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from the Fund's financial statements.

                                                                                         Class C Shares
                                                                                   -------------------------
                                                                                    Year Ended November 30,
                                                                                   -------------------------
PER SHARE DATA:                                                                         1996          1995(1)
                                                                                       ------         ------
   Net asset value, beginning of period................................              $14.93        $14.61
                                                                                     ------        ------
   Investment Operations:
   Investment income--net...............................................                .62           .14
   Net realized and unrealized gain (loss)
      on investments...................................................                 .02           .32
                                                                                     ------        ------
         Total from Investment Operations..............................                 .64           .46
                                                                                     ------        ------
   Distributions:
   Dividends from investment income--net................................               (.62)         (.14)
                                                                                     ------        ------
   Net asset value, end of period......................................              $14.95        $14.93
                                                                                     ======        ======
TOTAL INVESTMENT RETURN(2).............................................                4.43%        14.19%(3)
RATIOS/SUPPLEMENTAL DATA:
   Ratio of expenses to average net assets.............................                1.59%         1.74%(3)
   Ratio of net investment income
      to average net assets............................................                3.98%         4.00%(3)
   Portfolio Turnover Rate.............................................               53.74%        74.11%
   Net Assets, end of period (000's Omitted)...........................                $485            $1

---------------------
(1) From September 11, 1995 (commencement of initial offering) to November 30, 1995.
(2) Exlusive of sales load.
(3) Annualized.

                       See notes to financial statements.

Premier New York Municipal Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:
  Premier New York Municipal Bond Fund (the "Fund") is registered under the Investment Company Act of 1940 ("Act") as a non-diversified open-end management investment company. The Fund's investment objective is to maximize current income exempt from Federal, New York State and New York City income taxes to the extent consistent with the preservation of capital. The Dreyfus Corporation ("Manager") serves as the Fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A.
  On October 31, 1996, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the transfer of all or substantially all of the assets and liabilities of Premier Insured Municipal Bond Fund, New York Series to the Fund in a tax free exchange for shares of the Fund at net asset value and the assumption of stated liabilities (the "Exchange"). The Exchange is subject to the approval of Premier Insured Municipal Bond Fund, New York Series shareholders.
  Premier Mutual Fund Services, Inc. (the "Distributor") acts as the distributor of the Fund's shares. The Fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase and Class B shares are subject to a contingent deferred sales charge imposed at the time of redemption on redemptions made within five years of purchase and Class C shares are subject to a contingent deferred sales charge imposed at the time of redemptions on redemptions made within one year of purchase. Other differences between the three Classes include the services offered to and the expenses borne by each Class and certain voting rights.
  The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from these estimates.
  (A) PORTFOLIO VALUATION: The Fund investments (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.
  (B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date.

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

  The Fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the Fund.
  (C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the Fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the Fund not to distribute such gain.
  (D) FEDERAL INCOME TAXES: It is the policy of the Fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Internal Revenue Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

NOTE 2--Management Fee and Other Transactions With Affiliates:
  (A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the Fund's average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the Fund, exclusive of taxes, brokerage, interest on borrowings and extraordinary expenses, exceed the expense limitation of any state having jurisdiction over the Fund, the Fund may deduct from payments to be made to the Manager, or the Manager will bear the amount of such excess to the extent required by state law. There was no expense reimbursement for the period ended November 30, 1996.
  Dreyfus Service Corporation, a wholly-owned subsidiary of the Manager, retained $2,123 during the period ended November 30, 1996 from commissions earned on sales of the Fund's shares.
  (B) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, the Fund pays the Distributor for distributing the Fund's Class B and Class C shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of Class C shares. During the period ended November 30, 1996, $347,273 was charged to the Fund for the Class B shares and $1,062 was charged to the Fund for the Class C shares.
  (C) Under the Shareholder Services Plan, the Fund pays the Distributor at an annual rate of .25 of 1% of the value of the average daily net assets of Class A, Class B and Class C shares for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the Fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. For the period ended November 30, 1996, $347,006, $173,636 and $354 were charged to the Class A, Class B and Class C shares, respectively, by the Distributor pursuant to the Shareholder Services Plan.
  The Fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $89,405 for the period ended November 30, 1996.

Premier New York Municipal Bond Fund
------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (continued)

  (D) Each trustee who is not an "affiliated person" as defined in the Act receives from the Fund an annual fee of $1,000 and an attendance fee of $250 per meeting. The Chairman of the Board receives an additional 25% of such compensation.

NOTE 3--Securities Transactions:
  The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 1996 amounted to $108,805,467 and $116,999,751 respectively.
  At November 30, 1996, accumulated net unrealized appreciation on investments was $10,538,767, consisting of $10,656,734 gross unrealized appreciation and $117,967 gross unrealized depreciation.
  At November 30, 1996, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Report of Ernst & Young LLP, Independent Auditors

Shareholders and Board of Trustees
Premier New York Municipal Bond Fund

   We have audited the accompanying statement of assets and liabilities of Premier New York Municipal Bond Fund, including the statement of investments, as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
   We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Premier New York Municipal Bond Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.

                                               Ernst & Young LLP


New York, New York
January 7, 1997

Premier New York Municipal Bond Fund
-------------------------------------------------------------------------------
Important Tax Information (Unaudited)


   In accordance with Federal tax law, the Fund hereby designates all the dividends paid from investment income-net during the fiscal year ended November 30, 1996 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are New York residents, New York State and New York City personal income taxes).

   As required by Federal tax law rules, shareholders will receive notification of their portion of the Fund's taxable ordinary dividends and capital gain distributions paid for the 1996 calendar year on Form 1099-DIV which will be mailed by January 31, 1997.

Premier New York
Municipal Bond Fund
200 Park Avenue
New York, NY 10166

Manager
The Dreyfus Corporation
200 Park Avenue
New York, NY 10166

Custodian
The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent
Dreyfus Transfer, Inc.
P.O.Box 9671
Providence, RI 02940

Printed in U.S.A.                 021/611AR9611